Exhibit 99.2

Safe Harbor Financial Announces Temporary Pause in Principal Payments and Ongoing Discussions to Modify Promissory Note with PCCU

PCCU Modifies Credit Facility with Safe Harbor by Pausing Principal Payments for Two Months as New Terms are Considered; Safe Harbor Intends to Commence Making Growth Investments Immediately

GOLDEN, Colo., Feb. 3, 2025 – SHF Holdings, Inc., d/b/a Safe Harbor Financial (“Safe Harbor” or the “Company”) (Nasdaq: SHFS), a fintech leader in facilitating financial services and credit facilities to the regulated cannabis industry, announced today that it has entered into a Letter Agreement with Partner Colorado Credit Union (“PCCU”) related to its Senior Secured Promissory Note (the “Note”), whereby PCCU has agreed to temporarily pause receipt of principal payments due in February and March 2025, while the parties engage in discussions regarding a potential modification of the Note. The Company is working towards finalizing a modification within the two-month period, although there is no assurance that an agreement will be reached.

“This Letter Agreement represents PCCUs commitment to work with us as we develop new solutions to capitalize on, scale and expand our service offerings,” said Terry Mendez, co-CEO of Safe Harbor Financial. “PCCU’s willingness to engage in these discussions reflects our longstanding relationship. The temporary pause in principal payments is expected to improve our liquidity by approximately $510,000.”

About Safe Harbor

Safe Harbor is among the first service providers to offer compliance, monitoring and validation services to financial institutions, providing traditional banking services to cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its financial institution clients, implements high standards of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting Bank Secrecy Act obligations in line with FinCEN guidance on cannabis-related businesses. Over the past decade, Safe Harbor has facilitated more than $25 billion in deposit transactions for businesses with operations spanning more than 41 states and US territories with regulated cannabis markets. For more information, visit www.shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; new product and service offerings Safe Harbor may introduce in the future; the impact volatility in the capital markets, which may adversely affect the price of Safe Harbor’s securities; the outcome of any legal proceedings that may be instituted against Safe Harbor; and other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Safe Harbor’s filings with the U.S. Securities and Exchange Commission. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact Information
Safe Harbor Investor Relations
ir@SHFinancial.org

KCSA Strategic Communications
Ellen Mellody
safeharbor@kcsa.com

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